0 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. First Quarter 2017 Results May 4th, 2017

1 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Statements contained in this presentation regarding the growth and prospects of the business, the Company’s projected 2017 financial results, long-term objectives and all other statements in this presentation other than recitation of historical facts are forward looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward looking statements involve known and unknown risks, uncertainties and other factors; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to, the ability to achieve and effectively manage growth, including the ability to integrate our recent CEB acquisition, other acquisitions and consummate acquisitions in the future; the ability to pay Gartner’s debt obligations, which have increased substantially with the recent CEB acquisition; the ability to maintain and expand Gartner’s products and services; the ability to expand or retain Gartner’s customer base; the ability to grow or sustain revenue from individual customers; the ability to attract and retain a professional staff of research analysts and consultants upon whom Gartner is dependent; the ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; the ability to carry out Gartner’s strategic initiatives and manage associated costs; the ability to successfully compete with existing competitors and potential new competitors; the ability to enforce and protect our intellectual property rights; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on Gartner’s businesses and operations; general economic conditions; risks associated with the credit worthiness and budget cuts of governments and agencies; and other risks listed from time to time in Gartner’s reports filed with the Securities and Exchange Commission, including Gartner’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company’s SEC filings can be found on Gartner’s website at investor.gartner.com and on the SEC’s website at www.sec.gov.. Forward looking statements included herein speak only as of May 4, 2017 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances. Forward Looking Statements

2 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. First Quarter 2017: Highlights Total FX Neutral Contract Value Growth of 15% Double digit growth in every region, client size and virtually every industry segment Total FX Neutral Revenue Growth of 13% 24 consecutive quarters of double digit growth (Y/Y FX neutral) Adjusted EBITDA of $106M Free Cash Flow Conversion Rate of 126% Rolling 12 month Basis Completed the Acquisition of CEB on April 5th Creates the Leading Global Research & Advisory Company for All Major Functions in the Enterprise Adjusted Earnings Per Share of $0.60 Towards high end of guidance range

3 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ Millions (unless stated) 1Q17 1Q16 YOY Growth (Reported) YOY Growth (FX Neutral) Total Revenue $625.2 $557.3 +12% +13% Operating Income $53.5 $64.4 -17% -19% Adjusted EBITDA (1) $106.1 $103.3 +3% +1% Diluted Earnings Per Share $0.43 $0.54 -20% Adjusted Diluted Earnings Per Share (1) $0.60 $0.67 -10% Operating Cash Flow $(29.6) $13.3 Free Cash Flow (1) $(22.7) $17.9 12 Month Rolling Free Cash Flow Conversion 126% 146% Net Debt/(Cash) $430 $486 Net Debt/Adjusted EBITDA 0.9x 1.1x First Quarter 2017: Overview (1) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures

First Quarter 2017: Research

In $ Millions (unless stated)	1Q17	1Q16	Y/Y Growth (Reported)	Y/Y Growth (FX Neutral)
Research Revenue	$504.7	$440.3	+15%	+15%
Total Contract Value	$1,953	$1,721	+14%	+15%
Gross Contribution	$346.7	$308.2	+12%	
Contribution Margin	68.7%	70.0%	-130 bps	
Client Retention	83%	84%	-40 bps	
Wallet Retention	104%	105%	-70 bps	
Number of Client Enterprises	11,166	10,474	+7%	
Rolling FX Neutral 12 Month Net Contract Value Increase (NCVI)	$256	$204*		+25%
End of period QBH	2,460	2,237	+10%	
Beginning of period QBH	2,237	1,933	+16%	
Sales Productivity (NCVI per AE)	$114K	$106K	+8%	

*Rolling 12 month NCVI of $204 million re-stated at 2017 FX rates. At 2016 rates, rolling 12 month NCVI was $207 million

- Total FX Neutral Contract Value growth of 14%, excluding L2 acquisition
- Excluding acquisitions, Research revenue growth of 14%
- New business increased 13% year-on-year
- Average Spend per Enterprise $175K, up 8% year-on-year on an FX neutral basis
- Excluding L2 acquisition, sales productivity was flat on both a year-on-year and sequential basis
- Quota bearing headcount (QBH) growth of 10% in Q1 17 impacted by timing of training academies
- Continue to target ~13% QBH growth in 2017

4
CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved.

Gartner

5 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ Millions (unless stated) 1Q17 1Q16 YOY Growth (Reported) YOY Growth (FX Neutral) Events Revenue $35.3 $32.1 +10% +11% Gross Contribution $13.6 $13.0 +4% Contribution Margin 38.5% 40.5% -200 bps Number of Events 11 12 Events Attendees 9,035 7,640 +18% First Quarter 2017: Events  On a same-events and FX neutral basis, Events revenues increased 6% year-on-year in Q1 2017  On a same-events basis, attendees increased 11%

6 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ Millions (unless stated) 1Q17 1Q16 YOY Growth (Reported) YOY Growth (FX Neutral) Consulting Revenue $85.2 $84.9 - +2% Gross Contribution $28.3 $29.4 -4% Contribution Margin 33.2% 34.6% -140 bps Quarterly Utilization Rate 65% 67% -200 bps Billable Headcount 650 618 +5% Avg. Annualized Rev. per Billable Headcount $359K $386K -7% First Quarter 2017: Consulting  Continued investment in Managing Partners, up 14% compared to Q1 2016  Excluding one large non-recurring contract, backlog decreased by 4% year-on-year on a FX-neutral basis  Backlog represents approximately 4 months of forward coverage, in line with operational target 110 112 115 123 4Q163Q162Q161Q16 1Q17 3Q162Q161Q16 $114 4Q16 1Q17 Managing Partners Consulting Backlog ($M) +14% -10% $109 $104$104 $103125

First Quarter 2017: Consolidated Income Statement

In $ thousands, except per share amounts	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	Year-on-Year % Change
TOTAL REVENUES	**$625,169**	**$557,266**	**12%**
Cost of services and product development	237,609	212,041	12%
Selling, general and administrative expense	304,244	257,411	18%
Depreciation and amortization	16,530	15,017	10%
Acquisition and integration charges	13,272	8,368	59%
TOTAL COSTS AND EXPENSES	**$571,655**	**$492,837**	**16%**
Operating income	**$53,514**	**$64,429**	**-17%**
Interest Expense, net	(5,906)	(6,006)	-2%
Other income (expense), net	889	1,884	-53%
Income before income taxes	**$48,497**	**$60,307**	**-20%**
Provision for income taxes	12,064	15,320	-21%
Tax Rate	*24.9%*	*25.4%*	
NET INCOME	**$36,433**	**$44,987**	**-19%**
Net income per share: Diluted	**$0.43**	**$0.54**	**-20%**
Weighted average shares outstanding: Diluted	84,095	83,464	

- Normalized SG&A increased 16% year-on-year adjusting for one-time stock compensation benefit in Q1 2016
- Sales force continues to be largest investment
- Higher depreciation driven by higher capital spending to support growth
- Higher acquisition and integration charges primarily related to CEB acquisition and, to a lesser extent, by the L2 acquisition
- GAAP tax rate of 24.9% versus guidance of ~26%; favorable impact of earnings mix and timing of certain costs.

7 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved.

Gartner

8 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. First Quarter 2017: Adjusted Earnings Per Share(a) In $ thousands, except per share amounts March 31, 2017 March 31, 2016 Year-on-Year % Change Net Income $36,433 $44,987 -19% Acquisition and other adjustments: Amortization of acquired intangibles (b) 6,196 6,089 N/M Acquisition and integration adjustments (c) 13,415 8,368 N/M Tax impact of adjustments (d) (5,406) (3,715) N/M Adjusted net income $50,638 $55,729 -9% Adjusted diluted earnings per share (e): Diluted $0.60 $0.67 -10% Weighted average shares outstanding: Diluted 84,095 83,464 a) Adjusted earnings per share represents GAAP diluted earnings per share adjusted for the impact of certain items directly related to acquisitions and other items. b) Consists of non-cash amortization charges from acquired intangibles. c) Consists of directly-related incremental charges and adjustments from acquisitions. d) The effective tax rates were 28% and 26% for the three months ended March 31, 2017 and 2016, respectively. e) The EPS is calculated based on 84.1 million shares and 83.5 million shares for the three months ended March 31, 2017 and 2016, respectively. Three Months Ended

9 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ Millions 1Q17 1Q16 YOY Growth (Reported) YOY Growth (FX Neutral) Adjusted EBITDA $106 $103 +3% +1% Operating Cash Flow $(29.6) $13.3 - Capital Expenditures $(10.7) $(6.6) + Cash Acquisition and Integration Payments $17.6 $11.1 = Free Cash Flow $(22.7) $17.9 Free Cash Flow Conversion 126% 146% First Quarter 2017: Cash Flow Highlights  Change in operating cash flow driven by: –Timing of contract value growth in the quarter and the related collections –Higher incentive payments –Higher acquisition and integration payments  Free cash flow driven by lower operating cash flow and higher capex

10 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. 1.1x 0.9x 0.7x 0.5x 0.9x 4.3x 1Q16 2Q16 3Q16 4Q16 1Q17 4/5/17  April 5, 2017 post-close CEB transaction snapshot; represents Gartner and CEB cash as of 3/31/2017 Net Debt / (Cash) Position ($M) Net Debt* / EBITDA Ratio First Quarter 2017: Balance Sheet and Capital Structure 890 835 745 703 1,658 3,633 (404) (445) (466) (474) (1,228) (642) 1Q16 2Q16 3Q16 4Q16 1Q17 4/5/17 Total Debt Cash 486 390 279 229 430 2,991 *Net Debt in Leverage Ratio calculated using LTM of Adjusted EBITDA of $688M of Adjusted EBITDA

11 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ millions (unless stated) As of 4/5/2017 Interest Rate Maturity Senior Secured Revolving Credit Facility (a) $545 LIBOR + 2.50% 1Q22 Term Loan A Credit Facility $1,485 LIBOR + 2.00% 1Q22 Term Loan B Credit Facility $500 LIBOR + 2.00% 2Q24 Total Secured Debt $2,530 Senior Unsecured 364-Day Bridge Credit Facility $300 LIBOR + 2.75% 2Q18 Senior Unsecured Notes $800 5.125% 2Q25 State of Connecticut economic development loan $3 3.00% 4Q22 Total Debt $3,633 Interest Rate Hedges (b) $1,400 1.84% 3Q19; 1Q22 Weighted Average Rate including Hedge 3.9 - 4.0% Estimated Annual Interest Expense (c) ~$140 - $145M Debt Balances and Interest Rates a) Revolver capacity was $630M post-close of CEB b) More than 60% of gross debt has fixed interest rates c) At current debt levels, mix and LIBOR rate

12 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. First Quarter 2017 Financial Highlights

13 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. CEB First Quarter 2017: Highlights(1) Total Adjusted Revenue of $214M(2) Adjusted EBITDA of $36M(2) CEB Segment Contract Value declined by approximately 1%* Core CEB Wallet Retention of 89%* Increased 1pt sequentially *CEB Segment Contract Value and Wallet Retention based on constant currency (1) Above results are what CEB would have reported as an independent company (2) Please refer to appendix slides for definition of these non-GAAP measures and reconciliation to the most directly comparable GAAP measures

14 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Fiscal Year 2017 Outlook

15 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Updated 2017 Guidance $ In millions, except per share amounts Gartner (12 months) CEB (9 months) Combined (12 months of Gartner & 9 months of CEB) Research revenue $2,070 - $2,105 $2,070 - $2,105 Consulting revenue $345 - $360 $345 - $360 Events revenue $285 - $300 $285 - $300 CEB revenue (GAAP) $519 - $549 $519 - $549 Total Revenue (GAAP) $2,700 - $2,765 $519 - $549 $3,219 - $3,314 Deferred Revenue Fair Value Adjustment (CEB) $209 $209 Total Adjusted Revenue $2,700 - $2,765 $728 - $758 $3,428 - $3,523 Adjusted EBITDA $495 - $530 $190 – $205 $685 - $735 Operating Income $(42) - $8 Diluted Earnings Per Share (GAAP) $(1.16) - $(0.76) Adjusted Diluted Earnings Per Share $3.32 – $3.60 Fully Diluted Number of Shares 89.5 – 90.5 Operating Cash Flow $315 - $345 Acquisition and Integration Payments $115 - $125 Capital Expenditures $(95) - $(105) Free Cash Flow $335 - $365

16 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. $0.31 $(1.59) Amortization of acquired intangibles Deferred Revenue Fair Value Adjustment GAAP EPS Guidance Range Adjusted EPS Guidance Range Acquisition and Integration Charges Real Estate Related & Other Charges $0.94 $1.49 Reconciliation of 2017 Adjusted to GAAP EPS Outlook ~$(1.16) ~$(1.46) ~$(1.55) ~$(0.25) $3.32 – $3.60 $(1.16) – $(0.76) **Adjusting items calculated at the midpoint of guidance range

17 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Appendix

18 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Reconciliation Tables In $ thousands Reconciliation - Operating income to Adjusted EBITDA (a): 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Net income (GAAP) $44,987 $51,626 $30,484 $66,485 $36,433 Interest expense, net $6,006 $7,356 $5,932 $5,822 $5,906 Other (income) expense, net $(1,884) $(1,248) $(1,954) $(3,320) $(889) Tax provision $15,320 $25,565 $14,264 $39,700 $12,064 Operating income $64,429 $83,299 $48,726 $108,687 $53,514 Normalizing adjustments: Stock-based compensation expense (b) $15,495 $11,112 $9,520 $10,533 $22,576 Depreciation, accretion, and amortization (c) $15,038 $15,258 $15,776 $15,986 $16,553 Acquisition and integration adjustments (d) $8,368 $8,033 $16,985 $9,899 $13,415 Adjusted EBITDA $103,330 $117,702 $91,007 $145,105 $106,058 a) Adjusted EBITDA is based on GAAP operating income adjusted for certain normalizing adjustments. b) Consists of charges for stock-based compensation awards. c) Includes depreciation expense, accretion on excess facilities, accruals, and amortization of intangibles. d) Consists of directly-related incremental expenses from acquisitions and non-cash fair value adjustments on pre-acquisition deferred revenues. Three Months Ended

Gartner Reconciliation Tables

In $ thousands GAAP Diluted Earnings Per Share to Adjusted Earnings Per Share (a):	Three Months Ended 3/31/2016		6/30/2016		9/30/2016		12/31/2016		3/31/2017	
	Total Amount	**EPS**	**Total Amount**	**EPS**	**Total Amount**	**EPS**	**Total Amount**	**EPS**	**Total Amount**	**EPS**
GAAP Net Income/ diluted earnings per share	$44,987	$0.54	$51,626	$0.62	$30,484	$0.36	$66,485	$0.79	$36,433	$0.43
Acquisition adjustments, net of tax										
Amortization of acquired intangibles (b)	$6,089	$0.07	$6,116	$0.07	$6,127	$0.07	$6,089	$0.07	$6,196	$0.07
Acquisition and integration adjustments (c)	$8,368	$0.10	$8,033	$0.10	$16,985	$0.20	$9,899	$0.12	$13,415	$0.16
Tax impact of adjustments (d)	(3,715)	(0.04)	(2,746)	(0.03)	(5,371)	(0.06)	(1,258)	(0.01)	(5,406)	(0.06)
Adjusted Net Income/ earnings Per Share (e)	**$55,729**	**$0.67**	**$63,029**	**$0.76**	**$48,225**	**$0.58**	**$81,215**	**$0.97**	**$50,638**	**$0.60**
Weighted average shares outstanding	83,464		83,476		83,803		83,939		84,095	

a) Adjusted earnings per share represents GAAP diluted earnings per share adjusted for the impact of certain items directly related to acquisitions and other items.
b) Consists of non-cash amortization charges from acquired intangibles.
c) Consists of directly-related incremental charges and adjustments from acquisitions.
d) The effective tax rates were 28% and 26% for the three months ended March 31, 2017 and 2016, respectively.
e) The EPS is calculated based on 84.1 million shares and 83.5 million shares for the three months ended March 31, 2017 and 2016, respectively.

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Gartner.

20 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Reconciliation Tables In $ thousands Cash Provided by Operating Activities to Free Cash Flow (a) 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Cash (used) provided by Operating Activities $13,331 $148,452 $120,480 $83,369 $(29,605) Adjustments: Cash acquisition and integration payments $11,100 $771 $12,985 $6,575 $17,585 Cash paid for capital expenditures $(6,560) $(18,777) $(11,540) $(12,986) $(10,700) Free Cash Flow $17,871 $130,446 $121,925 $76,958 $(22,720) a) Free cash flow is based on cash provided by operating activities determined in accordance with GAAP plus cash acquisition and integration payments less payments for capital expenditures. Three Months Ended

21 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. CEB Reconciliation Table In $ thousands Reconciliation – Operating income to Adjusted EBITDA 3/31/2017 Operating Profit (Loss) ($11,314) Normalizing adjustments: Other (Expense) Income, Net ($1,458) Net Non-Operating Foreign Currency Loss (Gain) $1,398 Loss on Other Investments, Net $1,101 Equity Method Investments Loss $67 Depreciation and Amortization $17,908 Business Transformation Costs $5,123 Impact of the Deferred Revenue Fair Value Adjustment $60 Acquisition Related Costs $4,243 CEB Tower Rent $3,817 Restructuring Costs $9,688 Share-Based Compensation $5,238 Adjusted EBITDA $35,871 Three Months Ended Above results are what CEB would have reported as an independent company

22 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Additional 2017 Guidance Items $ In millions, unless stated Stock based compensation $67 -$68 Depreciation $69 - $70 Amortization of intangible assets $196 Effective tax rate (GAAP) 33 – 34% Effective tax rate (adjusted) 32 – 33% *CEB Adjusted Revenue

23 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Definitions Adjusted Revenue: Represents revenue calculated in accordance with GAAP plus non-cash fair value adjustments on pre acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract Gartner Adjusted EBITDA: Represents GAAP operating income excluding stock-based compensation expense, depreciation and amortization, accretion on obligations related to excess facilities, acquisition and integration adjustments, and other charges. CEB Adjusted EBITDA: refers to net income (loss), excluding: provision for income taxes; interest expense, net; debt modification costs; net non-operating foreign currency gain (loss); loss on other investments, net; equity method investment loss; depreciation and amortization; business transformation costs, the impact of the deferred revenue fair value adjustment; acquisition related costs; CEO non-competition obligation; restructuring costs and share-based compensation. Adjusted Earnings Per Share: Represents GAAP diluted earnings per share adjusted for the impact of certain items directly related to acquisitions and other charges. Free Cash Flow: Represents cash provided by operating activities plus cash acquisition and integration payments less payments for capital expenditures.

24 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved.